Exhibit 99.3 First Quarter 2023 Financial Results and Highlights © 2023 Cognizant May 3, 2023

© 2023 Cognizant Forward-looking statements This earnings supplement includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding our strategy, competitive position and opportunities in the marketplace, investment in and growth of our business, the effectiveness of our recruiting and talent efforts and related costs, labor market trends, the anticipated amount of capital to be returned to shareholders and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, our ability to successfully implement our NextGen program and the amount of costs, timing of incurring costs and ultimate benefits of such plans, legal, reputational and financial risks resulting from cyberattacks, risks related to the invasion of Ukraine by Russia, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. 2

© 2023 Cognizant Results Summary: Q1 2023 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information and reconciliations to the most directly comparable GAAP financial measures, as applicable. Revenue Down 0.3% Y/Y as reported, or up 1.5% Y/Y in constant currency1 GAAP and Adjusted Operating Margin1 Cash Flow 3 $4,826M $4,812M Q1 '22 Q1 '23 Diluted Earnings Per Share (EPS) 15.0% 14.6% Q1 '22 Q1 '23 15.0% 14.6% Q1 '22 Q1 '23 $306M $729M Q1 '22 Q1 '23 $186M $631M Q1 '22 Q1 '23 $1.07 $1.14 Q1 '22 Q1 '23 $1.08 $1.11 Q1 '22 Q1 '23 Adjusted Operating Margin1 GAAP Diluted EPS Adjusted Diluted EPS1 Operating Cash Flow Free Cash Flow1 GAAP Operating Margin Adjusted Operating Margin1

© 2023 Cognizant $4,826 $4,906 $4,857 $4,839 $4,812 $1.08 $1.14 $1.17 $1.01 $1.11 Revenue Adjusted Diluted EPS Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 $ in millions except per share amounts Q1 '22 Q2 '22 Q3 '22 Q4 '221 Q1 '23 Y/Y 9.7% 7.0% 2.4% 1.3% (0.3%) Y/Y CC 10.9% 9.5% 5.6% 4.1% 1.5% GAAP and Adjusted Operating Margin 15.0% 15.5% 16.4% 14.2% 14.6% GAAP Diluted EPS $1.07 $1.11 $1.22 $1.02 $1.14 Adjusted Diluted EPS $1.08 $1.14 $1.17 $1.01 $1.11 Revenue, Operating Margin and EPS Revenue Growth, Operating Margin and EPS 1 Q4 2022 included a $59 million impairment of capitalized costs related to a large volume-based contract with a Health Sciences customer. This charge negatively impacted each of Q4 2022 GAAP and Adjusted Operating Margin by 120 basis points . Q4 2022 GAAP and Adjusted Earnings per share were each negatively impacted by $0.08. 4 1

© 2023 Cognizant $3,545 $939 $328 $1,476 $1,433 $1,118 $785 Revenue Performance: Q1 2023 Products & Resources Communications, Media & Technology Health Sciences Financial Services North America Europe Rest of World Segments $ in millions Geography $ in millions +1.2% Y/Y +3.9% Y/Y (1.1%) Y/Y +1.4% Y/Y CC +2.9% Y/Y +3.5% Y/Y CC (3.4%) Y/Y (1.4%) Y/Y CC +3.0% Y/Y +9.7% Y/Y CC (4.9%) Y/Y +0.9% Y/Y CC (0.7%) Y/Y (0.5%) Y/Y CC 5

© 2023 Cognizant $1,033 $314 $129 Financial Services North America Europe Rest of World Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Y/Y 4.8% 2.7% (1.5%) (4.3%) (3.4%) Y/Y CC 6.0% 5.1% 1.6% (1.4%) (1.4%) (7.9%) Y/Y (3.5%) Y/Y CC +1.9% Y/Y +8.5% Y/Y CC Revenue1 Revenue growth1 $ in millions $ in millions Q1 2023 Geography (4.4%) Y/Y (4.0%) Y/Y CC $1,528 $1,542 $1,521 $1,481 $1,476 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 6 1 The sale of the Samlink subsidiary, which was completed on February 1, 2022, impacted our Q1, Q2, Q3 and Q4 2022 Y/Y revenue growth in total Financial Services by -1.3, -1.9 , -1.8 and -1.8 percentage points.

© 2023 Cognizant $1,248 $161 $24 Health Sciences North America Europe Rest of World (27.3%) Y/Y (20.4%) Y/Y CC (1.8%) Y/Y +1.7% Y/Y CC +4.4% Y/Y and CC Revenue $ in millions Q1 '22 Q2 '22 Q3'22 Q4'22 Q1'23 Y/Y 8.1% 6.3% 3.8% 4.1% 2.9% Y/Y CC 8.8% 7.6% 5.5% 5.4% 3.5% $1,392 $1,408 $1,405 $1,426 $1,433 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 7 Revenue growth $ in millions Q1 2023 Geography

Products & Resources

Revenue

$ in millions



$1,130
$1,140
$1,148
$1,148
$1,118
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

Revenue growth

	Q1 '22	Q2 '22	Q3 '22	Q4 '22	Q1 '23
Y/Y	13.2%	8.1%	3.7%	2.9%	(1.1%)
Y/Y CC	14.9%	11.6%	8.2%	6.8%	1.4%

Q1 2023 Geography

$ in millions



Rest of World
+3.3% Y/Y
+7.6% Y/Y CC
$95
Europe
+1.8% Y/Y
+10.0% Y/Y CC
$282
$741
North America
(2.6%) Y/Y
(2.5%) Y/Y CC

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Communications, Media & Technology

Revenue

$ in millions



$776
$816
$783
$784
$785
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23

Revenue growth

	Q1 '22	Q2 '22	Q3 '22	Q4 '22	Q1 '23
Y/Y	18.1%	16.1%	6.0%	5.4%	1.2%
Y/Y CC	19.9%	19.5%	10.4%	9.3%	3.9%

Q1 2023 Geography

$ in millions



Rest of World
—% Y/Y
+10.0% Y/Y CC
$80
Europe
+11.7% Y/Y
+19.6% Y/Y CC
$182
$523
North America
(1.9%) Y/Y
(1.8%) Y/Y CC

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© 2023 Cognizant $23.4 $23.2 $23.1 $24.1 $25.6 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Trailing Twelve Month Bookings1 10 Q1 2023 bookings increased 28% year-over-year Trailing twelve month bookings of $25.6 billion, which represented a book-to-bill of 1.3x $ in billions 1 See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2023 Cognizant Employee Metrics 340.4 341.3 349.4 355.3 351.5 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 11 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Trailing 12-Month Voluntary Attrition - Tech Services1 30% 31% 29% 26% 23% Additional Employee Metrics Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Offshore Utilization, Excluding Trainees 82% 83% 83% 81% 79% Onsite Utilization 91% 91% 90% 88% 88% Utilization Headcount in thousands 1 In the first quarter of 2023, we introduced a new metric, Voluntary Attrition – Tech Services, which includes voluntary separations with the exception of employees in our Intuitive Operations and Automation practice. This new metric replaces our prior attrition disclosure of company-wide voluntary attrition. Under our previous disclosure, Q1 2023 voluntary attrition, on a quarterly annualized basis and on a trailing-twelve-month basis, was 17% and 24%, respectively.  See “About Non-GAAP Financial Measures and Performance Metrics” at the end of this earnings supplement for more information.

© 2023 Cognizant $509 $564 $571 $970 $367 $776 $771 $1,422 $1,170 FY 2021 FY 2022 Trailing 12-Months Acquisitions Share Repurchases $143 $141 $141 $139 $150 $367 $409$474 $318 $315 $315 $222 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Cash Flow, Balance Sheet & Capital Allocation Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Operating Cash Flow $306 $528 $1,032 $702 $729 Free Cash Flow $186 $485 $953 $612 $631 Cash and Short-Term Investments $2,319 $2,320 $2,731 $2,501 $2,481 Total Debt $655 $646 $636 $646 $646 Annual Quarterly Dividends 12 $ in millions $ in millions

Second Quarter and Full-Year 2023 Guidance[1]

	FY 2023 Guidance	Assumptions
Revenue	$19.2 to $19.6B (1.2%)-0.8% Y/Y or (1.0%)-1.0% Y/Y CC	Includes ~100 bps of inorganic contribution
Adjusted Operating Margin[2]	14.2% to 14.7%	
Interest Income	~$85M	
Adjusted effective tax rate[2]	24% to 26%	
Share Count	506M	
Adjusted Diluted EPS[2]	$4.11 to $4.34	

	Q2 2023 Guidance	Assumptions
Revenue	$4.83 to $4.88B (1.6%)-(0.6%) Y/Y or (1.0%) to flat Y/Y CC	Includes ~100 of inorganic contribution

[1] Guidance is as of May 3, 2023

[2] A full reconciliation of Adjusted Operating Margin, Adjusted Diluted EPS and Adjusted effective tax rate guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses, and the tax effects of these adjustments. See "About Non-GAAP Financial Measures and Performance Metrics" for more information, the definition of Adjusted effective tax rate and a partial reconciliation to the most directly comparable GAAP financial measures at the end of this earnings supplement.

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APPENDIX: About Non-GAAP Financial Measures and Performance Metrics

© 2023 Cognizant Non-GAAP Financial Measures To supplement our financial results presented in accordance with GAAP, this earnings supplement includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: Adjusted Operating Margin, Adjusted Diluted EPS, free cash flow and constant currency revenue growth. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non- GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of our non-GAAP financial measures to the corresponding GAAP measures should be carefully evaluated. Our non-GAAP financial measure Adjusted Operating Margin excludes unusual items. Our non-GAAP financial measure Adjusted Diluted EPS excludes unusual items, such as the effect of recognition in the third quarter of 2022 of an income tax benefit related to a specific uncertain tax position that was previously unrecognized in our prior year consolidated financial statements, net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Free cash flow is defined as cash flows from operating activities net of purchases of property and equipment. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period’s foreign currency exchange rates measured against the comparative period's reported revenues. Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures, which exclude certain costs, when read in conjunction with our reported GAAP results, can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations. A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures. Performance Metrics Bookings are defined as total contract value (or TCV) of new contracts, including new contract sales as well as renewals and expansions of existing contracts. Bookings can vary significantly quarter to quarter depending in part on the timing of the signing of a small number of large contracts. Our book-to-bill ratio is defined as bookings for the trailing twelve months divided by revenue for the same period. Measuring bookings involves the use of estimates and judgments and there are no independent standards or requirements governing the calculation of bookings. The extent and timing of conversion of bookings to revenues may be impacted by, among other factors, the types of services and solutions sold, contract duration, the pace of client spending, actual volumes of services delivered as compared to the volumes anticipated at the time of sale, and contract modifications, including terminations, over the lifetime of a contract. The majority of our contracts are terminable by the client on short notice often without penalty, and some without notice. We do not update our bookings for subsequent terminations, reductions or foreign currency exchange rate fluctuations. Information regarding our bookings is not comparable to, nor should it be substituted for, an analysis of our reported revenues. However, management believes that it is a key indicator of potential future revenues and provides a useful indicator of the volume of our business over time. In the first quarter of 2023, we introduced a new metric, Voluntary Attrition – Tech Services, which includes voluntary separations with the exception of employees in our Intuitive Operations and Automation practice. This new metric replaces our prior attrition disclosure of company-wide voluntary and involuntary attrition. About Non-GAAP Financial Measures and Performance Metrics 15

Reconciliations of Non-GAAP Financial Measures

(in millions, except per share amounts)

	Three Months Ended:					
	Mar 31, 2022	Jun 30, 2022	Sep 30, 2022	Dec 31, 2022	Mar 31, 2023	Guidance Full Year 2023[(1)]
GAAP operating margin	15.0 %	15.5 %	16.4 %	14.2 %	14.6 %	
NextGen charges[(a)]	—	—	—	—	—	~1.8%
Adjusted operating margin	15.0 %	15.5 %	16.4 %	14.2 %	14.6 %	14.2% - 14.7%
GAAP diluted earnings per share	$ 1.07	$ 1.11	$ 1.22	$ 1.02	$ 1.14	
Effect of non-operating foreign currency exchange (gains) loss, pre-tax[(b)]	—	0.01	(0.01)	(0.02)	(0.02)	(b)
Tax effect of non-operating foreign currency exchange (gains) loss[(c)]	0.01	0.02	0.03	0.01	(0.01)	(b)
Effect of recognition of income tax benefit related to an uncertain tax position[(d)]	—	—	(0.07)	—	—	—
Effect of NextGen charges, pre-tax	—	—	—	—	—	~$0.69
Tax effect of NextGen charges	—	—	—	—	—	~($0.19)
Adjusted diluted earnings per share	$ 1.08	$ 1.14	$ 1.17	$ 1.01	$ 1.11	$4.11 - $4.34

(1) A full reconciliation of Adjusted Operating Margin and Adjusted Diluted Earnings Per Share guidance to the corresponding GAAP measures on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items, net non-operating foreign currency exchange gains or losses and the tax effects of these adjustments, and such adjustments may be significant.

Please refer to page 17 and 18 of this earnings supplement for corresponding Non-GAAP notes.

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© 2023 Cognizant Reconciliations of Non-GAAP Financial Measures Notes: (a) In connection with the NextGen program, which was initiated in the second quarter of 2023, we expect to record costs of approximately $400 million with approximately $350 million of such costs anticipated in 2023 and approximately $50 million in 2024. This consists of approximately $200 million of employee severance and other costs primarily related to non-billable and corporate personnel, which we expect to mostly incur in 2023, and approximately $200 million of costs related to the consolidation of office space, with approximately $150 million in 2023 and $50 million in 2024. We expect the personnel-related actions of this program to impact approximately 3,500 employees. The impact to the effective tax rate is expected to be immaterial. The estimates of the charges and expenditures that we expect to incur in connection with the NextGen program, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, we may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur in connection with the NextGen program. (b) Non-operating foreign currency exchange gains and losses, inclusive of gains and losses related to foreign exchange forward contracts not designated as hedging instruments for accounting purposes, are reported in "Foreign currency exchange gains (losses), net" in our unaudited consolidated statements of operations. Non-operating foreign currency exchange gains and losses are subject to high variability and low visibility and therefore cannot be provided on a forward-looking basis without unreasonable efforts. 17 (d) During the three months ended September 30, 2022, we recognized an income tax benefit previously unrecognized in our consolidated financial statements related to a specific uncertain tax position of $36 million. The recognition of the benefit in the third quarter of 2022 was based on management’s reassessment regarding whether this unrecognized tax benefit met the more-likely-than-not threshold in light of the lapse in the statute of limitations as to a portion of such benefit. 2022 2023 Three months ended: Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Tax impact of foreign currency exchange gain and losses (6) (14) (15) (4) 5 (c) Presented below are the tax impacts of our non-GAAP adjustment to pre-tax income: The effective tax rate related to non-operating foreign currency exchange gains and losses varies depending on the jurisdictions in which such income and expenses are generated and the statutory rates applicable in those jurisdictions. As such, the income tax effect of non-operating foreign currency exchange gains and losses shown in the above table may not appear proportionate to the net pre-tax foreign currency exchange gains and losses reported in our consolidated statements of operations.

© 2023 Cognizant Reconciliations of Non-GAAP Financial Measures 18 Reconciliation of free cash flow Three Months Ended (in millions) Mar 31, 2022 June 30, 2022 Sep 30, 2022 Dec 31, 2022 Mar 31, 2023 Net cash provided by operating activities $ 306 $ 528 $ 1,032 $ 702 $ 729 Purchases of property and equipment (120) (43) (79) (90) (98) Free cash flow $ 186 $ 485 $ 953 $ 612 $ 631 Adjusted Effective Tax Rate Reconciliation Guidance FY 2023 GAAP effective tax rate Effect of non-operating foreign currency exchange (gains) losses (b) Effect of NextGen charges (a) Adjusted effective tax rate 24%-26% The notes referenced in the above table are located on page 17.